CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the year ended December 31, 2005 (the "Report") of Synergy Financial Group, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof, we, John S. Fiore, President and Chief Executive Officer, and A. Richard Abrahamian, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/John S. Fiore                    /s/A. Richard Abrahamian
------------------------------      --------------------------------------------
John S. Fiore                       A. Richard Abrahamian
President and                       Senior Vice President and
Chief Executive Officer             Chief Financial Officer
(Principal Executive Officer)       (Principal Financial and Accounting Officer)


Date: February 22, 2006